Income Tax Expense - Summary of Reconciliation of Deferred Tax Assets and Liabilities Included in Consolidated Statements of Financial Position (Detail) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred Tax Assets And Liabilities [line items]
Deferred tax assets	€ 1,965	€ 1,295
Net deferred tax assets	1,032	886
Deferred tax liabilities	(996)	(996)
Deferred tax liabilities compensated [member]
Deferred Tax Assets And Liabilities [line items]
Deferred tax liabilities compensated	€ (933)	€ (409)